Exhibit 99.1

 Annual Meeting of Stockholders  June 17, 2026

 Forward-looking statements in this presentation speak only as of the date of this presentation, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except to the extent required by law. You are cautioned not to place undue reliance on these forward-looking statements.  2  Cautionary Forward-Looking Statements  This presentation is for informational purposes only and does not purport to include a complete discussion of the topics mentioned and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking. These forward-looking statements are subject to risks and uncertainties, including those identified below, which could cause actual future results to differ materially from historical results or from those anticipated or implied by such statements. The following factors, among others, could cause future results to differ materially from historical results or from those indicated by forward-looking statements included in this press release: (1) the level of demand for mortgage and commercial loans, which is affected by such external factors as general economic conditions, market interest rate levels, tax laws, and the demographics of our lending markets; (2) the direction and magnitude of changes in interest rates and the relationship between market interest rates and the yield on our interest-earning assets and the cost of our  interest-bearing liabilities; (3) the rate and amount of loan losses incurred and projected to be incurred by us, increases in the amounts of our nonperforming assets, the level of our loss reserves and management’s judgments regarding the collectability of loans; (4) changes in the regulation of lending and deposit operations or other regulatory actions, whether industry-wide or focused on our operations, including increases in capital requirements or directives to increase allowances for loan losses or make other changes in our business operations; (5) legislative or regulatory changes, including those that may be implemented by the current administration in Washington, D.C. and the Federal Reserve Board; (6) possible adverse rulings, judgments, settlements and other outcomes of litigation; (7) actions undertaken by both current and potential new competitors; (8) the possibility of adverse trends in property values or economic trends in the residential and commercial real estate markets in which we compete; (9) the effect of changes in general economic conditions; (10) the effect of geopolitical uncertainties; (11) the impact of health crises on our future financial condition and operations; (12) the impact of any volatility in the banking sector due to the failure of certain banks due to high levels of exposure to liquidity risk, interest rate risk, uninsured deposits and cryptocurrency risk; (13) the loss of our CDFI certification could potentially limit our grant income awards; and (14) other risks and uncertainties. All such factors are difficult to predict and are beyond our control. Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.

 3  Agenda  About Broadway Financial Corporation  Corporate Overview & Geographic Footprint  Executive Management Team  Value Proposition  Banking on Impact 2021-2025  2025 Financial Performance  Strategic Repositioning  2025 Key Financial Highlights  Key Balance Sheet & Margin Metrics (GAAP)  Loan & Deposit Composition  Capital and Liquidity  Key Profitability & Capital Metrics  2026 Strategic & Financial Update  Our Customer Promise & Strategic Intent  Appendix: Non-GAAP Financial Measures

 About Broadway Financial Corporation

 5  Corporate Overview & Geographic Footprint  In 2021, Broadway Financial Corporation (BYFC) located in Los Angeles, CA completed a merger with CFBanc Corporation located in Washington, D.C., with BYFC continuing as the surviving entity  BYFC proudly serves communities on both coasts, with branches in Washington,  D.C. and Los Angeles, California  A mission driven commercial bank with a focus on the benefit and economic empowerment of our customers and communities. BYFC exists to empower organizations and individuals with more limited access to traditional commercial finance and banking services  BYFC operates as a certified B Corp and Public Benefit Corporation. City First Bank, N.A. operates as a certified Community Development Financial Institution (CDFI)  As of December 31, 2025, BYFC had 98 full-time equivalent employees  Ticker  NASDAQ: BYFC  Established  1946 (Broadway Federal Bank)  1995 (Broadway Financial Corporation)  Headquarters  Washington, D.C. (Bank HQ)  Los Angeles, CA (Holding Co. HQ)  Branches  full-service branch – Washington, D.C.  full-service branches – Los Angeles, CA  Total Assets  $1.3 billion (as of 12/31/25)  Total Gross Loans  $1.0 billion (as of 12/31/25)  Total Deposits  $0.9 billion (as of 12/31/25)  Community Bank Leverage Ratio (CBLR)  14.09% (as of 12/31/25)  Los Angeles, CA  Washington, D.C.  | Branch and Corporate Office Locations  Full-Service Branch  Corporate Office Only

Executive Management Team



Brian Argrett
President & CEO

- 35+ Years of Experience
- CEO of City First Bank prior to the merger with Broadway
- Former Founder and Managing Partner of Fulcrum Capital Group



Zack Ibrahim
Chief Financial Officer

- 20+ Years of Experience
- Former Head of Corporate Finance at Texas Capital Bank
- Previously held key financial leadership roles at Truist, M&T Bank, Regions, Northern Trust, & TIAA



John Allen
Chief Banking Officer

- 30+ Years of Experience
- Former Regional Bank President for Wells Fargo
- Previously held roles at Santander Bank, Capital One, and Fifth Third Bank



Justin Jennings
Chief Deposit Officer

- 20+ Years of Experience
- Former Operations Officer at Columbia Bank
- Previously held treasury and operations roles at JPMorgan Chase & Co



Brian Wagner
Chief Human Resource Officer

- 20+ Years of Experience
- Previously held roles with EagleBank Corp, Truist, and PNC
- Experience with acquiring top talent across the nation with multiple institutions



LaShanya Washington
Chief Credit Officer

- 25+ Years of Experience
- Previously held roles with United Bank and Capital One
- Experience with complex transactions such as NMTC, PACE, and Charter Schools

6

BROADWAY
FINANCIAL CORPORATION

 7  Our Customer Promise (Our Value Proposition)  A purposeful relationship, consistent quality service, and responsive products to grow and strengthen our customers’ businesses, grounded in a shared commitment to community growth, resilience, and opportunity.  How we win:  Shared commitment/purpose to broadened economic opportunity  Client focused solutions  Relationship-driven  Our Strategic Positioning (Our Business Strategy)  High impact, relationship-built, commercial finance solutions for small business owners, their employees, and the communities they serve and impact through:  Commercial banking credit solutions  Commercial, business banking, and institutional deposits & treasury solutions  Consumer deposit products and services  City First is:  A Different Kind of Bank. One that leads with purpose, operates with discipline, and delivers with heart.  Vision  To support and strengthen underserved communities through the provision of high-quality banking and other financial services.  Mission   We put our customers and Communities FIRST  We think BIG  We model EXCELLENCE  We are ONE City First Team  Values Based Banking  Value Proposition

 8  Banking on Impact 2021-2025  We are intensely focused on the economic empowerment of our customers and communities. We aim for at least 70% of our lending to align with our mission and at least 60% to serve low-income communities. During the period covered by this report (2021-2025), we surpassed these goals.

 2025  Financial Performance

 10  Strategic Repositioning | Business Line Pivot  Identified structural challenges in 2024: Legacy wholesale multifamily lending became unprofitable due to rising interest rate environment, liquidity constraints, and competitive pressures; drove elevated Commercial Real Estate (CRE) concentration without funding alignment  Executed mid-year repositioning: Deliberately scaled back high-volume, credit-strong business line that historically powered asset growth to safeguard long-term risk posture  2025 near-term impact: Moderated loan growth and earnings as anticipated  Strategic benefits realized: Reduced CRE exposure, balanced relationship-driven portfolio, improved liquidity/concentration, and stronger regulatory standing  2026 positioning: Establishes resilience for sustainable growth, enhanced profitability, and superior franchise value

 11  Key Balance Sheet & Margin Metrics (GAAP)  1 Gross Loans excludes allowance for credit losses, but includes net credit and interest marks on purchases loans  2 Cost of Funds includes all interest-bearing liabilities  3 Thousands (M); Millions (MM)  64  61  FY 2024  FY 2025  | Interest Income ($MM)  1,008  1,026  Dec-24  Dec-25  | Gross Loans1 ($MM) | Deposits ($MM)  745  918  Dec-24  Dec-25  135%  112%  Dec-24  Dec-25  | Loan to Deposit Ratio  13  20  19  8  28  FY 2024  FY 2025  Deposit Int Exp  Borrowings Int Exp  | Interest Expense ($MM)  32  2.34%  2.64%  FY 2024  FY 2025  | Net Interest Margin  Cost of Funds2  FY 2024  FY 2025  3.23%  3.07%

 12  Non-Interest Bearing 14%  Interest Checking / Savings 15%  Money Market 12%  ICS 30%  CDs & CDARS 29%  | Gross Loans Dec-25: $1,026MM  Non-Owner Occupied CRE  73%  Commercial 8%  Owner Occupied CRE  10%  Purchased 7%  Other 2%  Non-Owner Occupied CRE  78%  Commercial 7%  Owner Occupied CRE  11%  | Gross Loans Dec-24: $1,008MM  Other  4%  | Total Deposits Dec-24: $745MM  | Total Deposits Dec-25: $918MM  1.7%  23.1%  Non-Interest Bearing 11%  Interest Checking / Savings 11%  Money Market 20%  ICS 25%  CDs & CDARS 25%  Brokered Deposits 8%  1 Gross Loans excludes allowance for credit losses, but includes net credit and interest marks on purchases loans  2 Non-owner occupied CRE includes construction, residential 1-4 units, and residential 5+ units loans in addition to traditional non-owner occupied CRE loans  Loans & Deposits Composition

Capital and Liquidity
Abundant capital and liquidity capacity enhances flexibility

| Total Capital ($MM)



13.61%
14.09%
$285
$263
$122
$13
$150
$128
$150
($15)
Dec-24
Dec-25
Preferred Stock
Retained Earnings (Accumulated Deficit)
APIC and Other [1]
CBLR

| Total Liquidity ($MM)

Liquidity	Dec-25
Cash & Equivalents	11
Unpledged Securities at Market Value [2]	161
Lines of Credit	10
FHLB Availability	243
Total Liquidity	**425**

| Highlights

- BYFC remains well capitalized as evidenced by a Community Bank Leverage Ratio (CBLR) of 14.09%, well above the regulatory minimum of 9.00%
- The $150MM of preferred stock with 2.00% perpetual dividend rate received from the ECIP program represents ~57% of total capital
- The accumulated deficit in 2025 was the result of the $25.9MM goodwill impairment expense recognized in Q3 2025
- In Q1 2025, BYFC entered into an ECIP securities purchase option agreement with the US Department of the Treasury, allowing for the heavily discounted repurchase of the ECIP securities beginning as early as Q2 2028
- BYFC has access to sufficient liquidity from cash, unpledged securities, and available FHLB advance capacity
- The Bank remains committed to maintaining strong capital and liquidity positions

13

[1] Other equity includes common stock, unearned ESOP shares, accumulated other comprehensive loss (net of tax), and treasury stock at loss. In total, other equity was ($20.7MM) as of 12/31/24 and ($15.2MM) as of 12/31/25
[2] Unpledged Investment Securities comprise securities that are eligible as collateral for secured transactions through market channels or are eligible to be pledged to the Federal Home Loan Bank

BROADWAY FINANCIAL CORPORATION

14  Key Profitability & Capital Metrics  0.14%  0.08%  FY 2024  FY 2025  | Adj. Net Income ($MM)1 | Adj. ROAA1  0.83%  0.99%  FY 2024  FY 2025  | ACL as a % of Adj. Gross Loans2  2.0  1.1  FY 2024 FY 2025  GAAP Net Income  FY 2024  FY 2025  2.0  (24.8)  89.7%  89.8%  FY 2024  FY 2025  0.1%  13.61%  14.09%  Dec-24  Dec-25  0.03%  1.09%  Dec-24  Dec-25  1 2025 Non-Interest Expense is adjusted to exclude goodwill impairment of $25.9MM in Q3 2025. Refer to the reconciliation of non-GAAP measures in the appendix of the presentation  2 Gross loans are adjusted for purchased government guaranteed loans (GGLs) attracting no loan loss reserves. Refer to the reconciliation of non-GAAP measures in the appendix of the presentation  | Adj. Efficiency Ratio1  | CBLR  | Non-Accrual as a % of Gross Loans

 2026 Strategic & Financial Update

 16  Our strategic intent is to be recognized as a national market leader in high-impact, mission-driven business banking solutions with focus on C&I, CRE, and Small Business Lending. We leverage our relationship managers, partners & digital solutions to expand access to credit & build community economic vitality.  Our vision of serving the best interests of our people, communities, clients, and owners is the driving force to our sustainability.  We have 4 strategic areas of focus:  Attract, develop, and retain high performing, in-market, mission aligned relationship managers  Build out differentiated deposit and treasury management solutions and channels  Streamline and digitize business processes to support scale, efficiencies, and customer experience  Have shared values and principles at the root of every aspect of our growth and expansion  Long-term Strategic Intent (2026-2030 Plan Excerpt)

 17  2026 Areas of Strategic Focus  Strategic Focus  Action  Grow low-cost deposits to improve funding diversification and improve overall funding costs. Modernize our treasury management solutions to help retain customers and become competitive in the marketplace  Drive growth in fee income through areas such as treasury solutions, swap fees, business and consumer credit cards through Elan, merchant services and higher debit card usage  Diversify our loan portfolio to help drive profitable and mission-based growth in C&I and owner-occupied opportunities that provide higher loan yields compared to the current portfolio  Review all areas of the bank to identify and implement streamlined processes to reduce organization expenses and shift resources to high-priority initiatives  Optimize resource allocations. Improve productivity by ensuring frontline capacity is directed towards prospecting and servicing high quality relationships  Drive Low-Cost Deposit Growth and Improve Treasury Solutions  Increase Non-Interest Income  Loan Portfolio Diversification  Identify Efficiencies and Streamline Processes  Optimize Existing Resources

 18  First Quarter 2026 Financial Highlights (GAAP)  (2.7)  1.0  1.1  2025Q1  2025Q4  2026Q1  | Net Income ($MM) | Total Gross Loans ($MM)1  | Total Deposits ($MM)  1,073  777  918  2025Q1  2025Q4  2026Q1  1,026  1,002  1,069  2025Q1  2025Q4  2026Q1  | Net Interest Margin  2.63%  2.62%  2.75%  2025Q1  2025Q4  2026Q1  | ROAA  (1.08%)  0.08%  0.12%  2025Q1  2025Q4  2026Q1  | CBLR  14.78%  14.09%  14.06%  2025Q1  2025Q4  2026Q1  1 Gross Loans excludes allowance for credit losses, but includes net credit and interest marks on purchases loans

 19  Our Customer Promise & Strategic Intent  To continue this story and see how we proudly fulfill our promise with Impact  on behalf of all of our stakeholders, please take a look at our:  2021-2025 Impact Book  (click here)  Our strategic intent is to be recognized as a national market leader in high-impact, mission-driven business banking solutions with focus on C&I, CRE, and Small Business Lending. Our customer promise is a purposeful relationship, consistent quality service, and responsive products to grow and strengthen our customers’ businesses -- all grounded in a shared commitment to community growth, resilience, and opportunity.  Thank You

 Appendix: Non-GAAP  Financial Measures

 21  Reconciliation of Non-GAAP Information  Financial Metrics ($M)  FY 2024  FY 2025  Non-Interest Expense  29,894  57,183  Less: One Time Expenses (Goodwill Impairment; Non-Tax Affected)  -  25,858  Adj. Non-Interest Expense  29,894  31,325  Net Income Attributable to Broadway Financial Corporation  1,954  (24,808)  Add: One Time Expenses (Goodwill Impairment; Non-Tax Affected)  -  25,858  Adj. Net Income  1,954  1,050  Average Assets  1,410,327  1,302,879  ROAA  0.14%  (1.90%)  Adj. ROAA  0.14%  0.08%  Net Interest Income  31,769  33,147  Non-Interest Income  1,554  1,752  Total Revenue  33,323  34,899  Efficiency Ratio  89.7%  163.9%  Adj. Efficiency Ratio  89.7%  89.8%  Gross Loans  1,008,320  1,025,964  Less: Government Guaranteed Loans  -  75,321  Adj. Gross Loans  1,008,320  950,643  ACL  8,364  9,424  ACL / Adj. Gross Loans  0.83%  0.99%